FIST1 P-1 03/11

SUPPLEMENT DATED MARCH 31, 2011

TO THE PROSPECTUS DATED MARCH 1, 2011 OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The prospectus is amended as follows:

I.   For the Franklin Balanced Fund, the “FUND SUMMARIES - Principal Investment Strategies” section on page 4 is revised by adding the following at the end thereof:

For purposes of pursuing its investment goal, the Fund may enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indices. The Fund may enter into equity-related derivatives transactions to hedge against market risk, to earn income (in the form of premiums received for writing options), to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) or purchase (in the case of a put option) a particular stock, and in return the Fund would earn a premium from the buyer of the option.

II.  For the Franklin Balanced Fund, the “FUND SUMMARIES - Principal Risks” section beginning on page 5 is revised by adding the following:

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks.  Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

III. For the Franklin Balanced Fund, the “FUND DETAILS – Principal Investment Policies and Practices” section beginning on page 40 is revised by adding the following:

For purposes of pursuing its investment goal, the Fund may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indices.  A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.  The Fund may enter into equity-related derivatives transactions to hedge against market risk, to earn income (in the form of premiums received for writing options), to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) or purchase (in the case of a put option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. Buying put and call options on individual securities may also provide the Fund with an efficient method for decreasing or increasing, respectively, the Fund’s exposure to the underlying equity securities without having to actually purchase such securities.  When the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.  The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

IV.  For the Franklin Balanced Fund, the “FUND DETAILS – Principal Investment Policies and Practices” section, the paragraph beginning with "For the purposes of pursuing its investment goal," beginning on page 41 is revised as follows:

For purposes of pursuing its investment goal, the Fund may enter into currency-related transactions involving certain derivative instruments, including forward currency exchange contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund's investment returns.

V.   For the Franklin Balanced Fund, the “FUND DETAILS – Principal Risks” section beginning on page 43 is revised by replacing “Hedging Instruments” with the following:

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the investment manager's ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund's performance may be worse than if the investment manager did not use such derivative instruments at all.  To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC instruments or contracts) does not perform as promised, including because of such counterparty's bankruptcy or insolvency.  This risk may be heightened during volatile market conditions.  Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time.  In addition, the presence of speculators in a particular market could lead to price distortions.  To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund's liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund may use derivative strategies from time to time, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund.  The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

VI.  For the Franklin Equity Income Fund, the "FUND DETAILS - Principal Investment Policies and Practices" section, the last paragraph on page 72 that begins with "For purposes of pursuing its investment goal" is revised as follows:

For purposes of pursuing its investment goal, the Fund may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indices.  A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

VII. For the Franklin Equity Income Fund, the "FUND DETAILS - Principal Risks" section, the paragraph on page 79 entitled “Currency management strategies” is deleted in its entirety.

VIII. For the Franklin Equity Income Fund, the "FUND DETAILS - Principal Risks" section, the sub-section on page 83 entitled “Hedging Instruments” is deleted in its entirety.

IX. For the Franklin Limited Maturity U.S. Government Securities Fund, the "FUND SUMMARIES - Annual Fund Operating Expenses" table on page 26 is updated as follows:

	Class A	Advisor Class
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.19%	0.19%
Acquired fund fees and expenses[1]	0.01%	0.01%
Total annual Fund operating expenses[1]	0.80%	0.70%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Please retain this supplement with your prospectus for reference.

FIST1 SA-1 03/11

SUPPLEMENT DATED MARCH 31, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011 OF FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The Statement of Additional Information is amended as follows:

I.   For the Balanced Fund, disclosure under “Additional Strategies” on pages 3 and 4 is replaced with the following:

Balanced Fund

The Fund may invest, buy or engage in:

• asset-backed securities

• collateralized debt obligations

• equity-linked notes

• income-producing floating interest rate corporate loans

• up to 10% of its total assets in lower rated, fixed-income (non-convertible) securities (those rated BB or lower by S&P® or Ba or lower by Moody’s) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities

• buying and writing (selling) put and call options on equity securities or securities indices listed on a national securities exchange and traded in the over-the-counter (OTC) market

• foreign securities, including up to 30% of its net assets in securities of foreign issuers directly in foreign markets so long as, in the manager’s judgment, an established public trading market exists (although it currently intends to limit all foreign securities investments to 15%)

• forward currency exchange contracts (forward contracts).

• up to 15% of its net assets in illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, certain securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days’ duration, and other securities which are not readily marketable)

• lending of portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan

• adjustable rate mortgage securities (ARMS)

• collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs

• mortgage dollar rolls

• reverse mortgages

• stripped mortgage securities and net interest margin securities

• other investment companies, including closed-end funds and exchange-traded funds

• restricted securities

• short selling

• when-issued transactions

II.         For the Equity Fund, disclosure under “Additional Strategies” on pages 4 and 5 is replaced with the following:

Equity Fund

The Fund may invest, buy or engage in:

• up to 10% of its total assets in non-convertible bonds that are rated below investment grade; however, the Fund will not invest more than 5% in debt securities rated below B or in unrated securities of comparable quality. The Fund does not presently intend to invest in any below investment grade bonds that are not convertible bonds.

• listed call options

• writing (selling) covered put and call options and buying put and call options on securities or securities indices listed on a national securities exchange and in the over-the-counter (OTC) market

• buying call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of a security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options.

• buying put options, including put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security

• buying call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations

• buying a put option on an underlying security (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security

• foreign securities, including up to 10% of its total assets in securities of developing markets. The Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts (ADRs), but may buy up to 30% of its net assets in securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists (although it currently intends to limit all foreign securities investments to 25%).

• up to 10% of its net assets in illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, certain securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days' duration, and other securities which are not readily marketable)

• lending of portfolio securities up to 10% of the value of its total assets, measured at the time of the most recent loan

• up to 10% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the Fund's investment goal

• equity-linked notes

• (for temporary investment purposes) U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes

III. For the "Management and Other Services" section, the portfolio manager holdings table on page 53 is updated as follows:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Kent Burns	None
T. Anthony Coffey	None
Frank Felicelli	Equity Fund $100,001 - $500,000
Brent Loder	Balanced Fund $1 - $10,001
Shawn Lyons	None
Alan E. Muschott	Balanced Fund $100,001 - $500,000 Convertible Fund $100,001 - $500,000 Equity Fund $100,001 - $500,000
Edward D. Perks	Balanced Fund Over $1,000,000 Equity Fund $100,001 - $500,000
Matt Quinlan	None
Blair Schmicker	None
Paul Varunok	None

Please retain this supplement with your Statement of Additional Information for reference.